Exhibit 14


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Financial Highlights" in Post Effective Amendment No. 1 to Form N-14 for AmSouth Funds and to the use of our report dated September 13, 2001 incorporated by reference in the Statement of Additional Information.




                                                        /s/ ERNST & YOUNG LLP


Columbus, Ohio
April 22, 2002